CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the references to our firm under the captions "Financial Highlights" in the Pioneer Research Fund's Class A, Class B and Class C Shares Prospectus and "Independent Auditors" and "Financial Statements" in the Pioneer Research Fund's Class A, Class B, and Class C Shares Statement of Additional Information in Post-Effective Amendment No. 5 to the Registration Statement of Pioneer Research Fund, and to the incorporation by reference in Post-Effective Amendment No. 5 of our report, dated February 17, 2004, on the financial statements and financial highlights of Pioneer Research Fund in the Annual Report to the Shareowners for the year ended December 31, 2003, (Form N-1A, 1933 Act File No. 333-87233) which is incorporated by reference in Post-Effective Amendment No. 6 to the Registration Statement of Pioneer Research Fund.

We also consent to the references to our firm under the captions "Financial Highlights" in the Pioneer Research Fund's Class Y Shares Prospectus and "Independent Auditors" and "Financial Statements" in the Pioneer Research Fund Class A, Class B, Class C, and Class Y Shares Statement of Additional Information, and to the incorporation by reference of our report, dated February 17, 2004, on the financial statements and financial highlights of Pioneer Research Fund in the Annual Report to the Shareowners for the year ended December 31, 2003, in Post-Effective Amendment No. 6 to the Registration Statement (Form N-1A, 1933 Act File No. 333-87233).

                                                        /s/ ERNST & YOUNG LLP


Boston, Massachusetts
May 24, 2004